Exhibit No. 32.1
Form 10-QSB
Millennium Quest, Inc.
File No. 0-31619

                    Certification Pursuant to 18 U.S.C. 1350,
                       as adopted Pursuant to Section 906
                       of the Sarbanes-Oxley Act of 2002 -
                   Chief Executive and Chief Financial Officer


In connection with the Quarterly Report of Millennium Quest, Inc. (Company) on Form 10-QSB for the period ended March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (Report), I, Si Chen, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, adopted as pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2)The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Dated: May 17, 2007                              By: /s/ Si Chen
       --- --- ----                              -------------------------------
                                                         Si Chen
                                                         Chief Executive Officer





In connection with the Quarterly Report of Millennium Quest, Inc. (Company) on Form 10-QSB for the period ended March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (Report), I, Huanxiang Cheng, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, adopted as pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2)The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Dated: May 11, 2007                             By:  /s/ Huanxiang Cheng
       --- --- ----                             --------------------------------
                                                         Huanxiang Cheng
                                                         Chief Financial Officer




A signed original of this written statement required by Section 906 has been provided to Millennium Quest, Inc. and will be retained by Millennium Quest, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.